                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                                       ----------
                                        FORM 8-K

                                      CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES EXCHANGE ACT OF 1934


         Date of Report: (Date of earliest event reported):    June 10, 1997
                                                               -------------

                               WINSTAR COMMUNICATIONS, INC.
                   (Exact Name of Registrant as Specified in Charter)


                  Delaware              1-10726            13-3585278
                  --------              -------            ----------
      (State or Other Jurisdiction     (Commission        (IRS Employer
          of Incorporation)            File Number)     Identification No.)



            230 Park Avenue, New York, New York                10169
            -----------------------------------                -----
          (Address of Principal Executive Offices)          (Zip Code)


         Registrant's telephone number, including area code: (212) 584-4000



                                    Not Applicable
                                    --------------
            (Former Name or Former Address, if Changed Since Last Report)





                                Exhibit Index -- Page 3
                                  Page 1 of 47 Pages

Item 5.       Other Events.

        This report is being filed by WinStar Communications, Inc. (the "Company") for the following purposes:

        (a) to include as Exhibit 99.1 hereto the Company's audited consolidated financial statements as of December 31, 1995 and 1996 and audited consolidated financial statements and schedule for the year ended February 28, 1995, the ten months ended
            December 31, 1995 and the year ended December 31, 1996, which have been reclassified to reflect the Company's consumer products subsidiary, WinStar Global Products, Inc., as a discontinued operation as a result of the approval by the Company's Board of Directors on May 13, 1997, subsequent to the filing of its Annual Report on Form 10-K for the year ended December 31, 1996, of a formal plan of disposal for such subsidiary;

        (b) to include as Exhibit 99.2 hereto, the audited financial statements of Milliwave Limited Partnership ("Milliwave"), including Balance Sheets as of December 31, 1996 and 1995, Statements of Changes in Partners' Capital for the period April 25, 1995 (inception) through December 31, 1995 and the year ended
            December 31, 1996 and statements of operations and cash flows for the year ended December 31, 1996; and

        (c) to include as Exhibit 99.3 hereto the Company's Unaudited Pro
            Forma Condensed Consolidated Statements, including (A) the
            Company's Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996, which statement reflects (i) the acquisition by a subsidiary of the Company of Milliwave, (ii) the sale by the Company and a subsidiary of the Company in February 1997 of an aggregate of 4 million shares of the Company's 6% Series A Cumulative Convertible Preferred Stock and Warrants to purchase 1.6 million shares of the Company's Common Stock in an institutional private placement (the "Preferred Stock Placement"), and (iii) the issuance by the Company and a subsidiary of the Company in March 1997 of an aggregate of $300 million of notes in an institutional private placement (the "1997 Debt Placement"), as if each of such transactions had taken place at the beginning of 1996, and (B) the Company's Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1997, which statement reflects (i) the Preferred Stock Placement and (ii) the 1997 Debt Placement, as if each of such transactions had taken place at the beginning of the three months ended March 31, 1997.


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 1997

                                              WINSTAR COMMUNICATIONS, INC.
                                              (Registrant)


                                              By: /s/ Timothy R. Graham
                                                 --------------------------
                                                  Timothy R. Graham
                                                  Executive Vice President

                                       EXHIBIT INDEX
                                       -------------


Exhibit
 Number          Description
-------          -----------
 99.1            Audited consolidated financial statements of the Company as of December 31, 1995 and 1996 and audited financial statements and financial statement schedule for the year ended
                 February 28, 1995, the ten months ended December 31, 1995 and the year ended December 31, 1996.

 99.2 Audited financial statements of Millwave, including Balance Sheets as of December 31, 1996 and 1995, Statements of Changes in Partners' Capital for the period April 25, 1995 (inception) through December 31, 1995 and the year ended December 31, 1996 and Statements of Operations and Cash Flows for the year ended December 31, 1996

 99.3 Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company (i) for the year ended
                 December 31, 1996 and (ii) For the three months ended March 31, 1997